White Knight Resources Ltd.

922 - 510 West Hastings Street

Vancouver, B.C. V6B 1L8

May 6, 1997

White Knight Gold (U.S.) Inc. 312 - 1020 West Main Street Boise, Idaho 83702

Dear Sirs:

Re:

The Indian Ranch Property

We provide this letter to confirm the terms and conditions upon which we will assign to you our interest in the Lease and the Claims. By signing this letter, you are confirming that we have entered into a binding agreement (the "Agreement") on the terms and conditions contained herein.

1.

For the purposes of this Agreement, the following terms shall be defined as follows:

(a)

"Claims" means the interest of White Knight Resources Ltd. ("WKR") in and to:

(i)

the unpatented lode mining claims (the "Original Claims") located in Eureka County, State of Nevada, more particularly described in Schedule A hereto; and

(ii)

the unpatented lode mining claims (the "Additional Claims") located in Eureka County, State of Nevada, more particularly described in Schedule B hereto and which are subject to the Lease, and which are registered in the name of CUN Minerals Inc. ("CUN"), a wholly-owned subsidiary of WKR;

(b)

"Lease" means the mineral lease agreement dated February 10, 1994, as amended from time to time pursuant to which Leo G. and Mary C. Damele, Leroy E. and Mary J. Etchegaray, Ellen M. Damele, Roberta M. Damele, Robert L. and Arlene D. Smith, Frederick L. Etchegaray, John J. Etchegaray, and Antone J. Damele, (the "Owners") leased to WKR for a term of ten years their right, title and interest (subject to the limitations set forth in the Lease) in the Original Claims located in Eureka County, State of Nevada, such Original Claims being more particularly described in Schedule "A" hereto;

2.

We have entered into this Agreement based upon the representation and warranty made by you that you have good and sufficient right and authority to enter into this Agreement and to carry out your obligations hereunder.

3.

You have entered into this Agreement based upon the following representations and warranties made by WKR:

(a)

the Lease is in good standing;

(a)

the consent of the Owners to this Agreement is not required under the Lease;

(b)

the Additional Claims are held by CUN subject to the Lease pursuant to the area of influence provisions of the Lease;

(c)

the interest of WKR as lessee of the Claims is not subject to any liens, charges or encumbrances of any kind whatsoever; and

(d)

WKR has good and sufficient right and authority to enter into this Agreement and to carry out its obligations hereunder.

4.

By executing this Agreement, you covenant and agree:

(a)

to comply with the terms of the Lease;

(b)

that if WKR seeks a release of its obligations under the Lease from the Owners, you will execute such further assurance as the Owners and WKR may require to cause the Owners to execute such a release.

5.

We hereby assign and transfer to you all of our right, title and interest in and to the Lease and the Claims for the sum of Cdn. $1.00.

6.

We confirm our further agreement that:

(a)

we will do all such things and execute all such written materials as may be required to carry out the full intent and meaning of this Agreement;

(b)

you are entitled to assign this Agreement without our consent, provided that the assignee agrees to be bound by the terms and conditions of the Lease and this Agreement;

(c)

this Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns; and

(d)

this is the entire Agreement between the parties in respect of the matter referred to herein and no amendment or interpretation of this Agreement will be binding on the parties unless same is in writing executed by the parties hereto.

This Agreement is dated for reference the day and year first above written.

Please sign and return the enclosed copy of this Agreement to us to indicate your agreement to the terms and conditions set forth herein. The parties acknowledge that this Agreement may be signed in counterpart and by facsimile, if necessary.

Yours truly,

White Knight Gold (U.S.) Inc. hereby agrees to the terms of the foregoing Agreement. WHITE KNIGHT GOLD (U.S.) INC.

Per:

/s/ John M. Leask

Signature

of Signatory

Name and Title

of Signatory: John M. Leask, President

CUN MINERALS LTD. hereby acknowledges receipt of notice of the foregoing assignment and confirms that it holds the Additional Claims on behalf of Owners and White Knight Gold (U.S.) Inc. subject to the Lease pursuant to the area of influence provisions of the Lease.

Signature of Signatory

Name and Title

of Signatory: Megan Cameron, President

SCHEDULE "A" TO THE ASSIGNMENT AGREEMENT MADE BETWEEN
WHITE KNIGHT RESOURCES LTD. AND WHITE KNIGHT GOLD (U.S.) INC.

The Original Claims are 48 mineral claims located in Eureka County, in the State of Nevada, more particularly described as follows:

Claim Name	Book	Page	BLM Serial #	Owner
PATTY #9	287	299	NMC 720767	Leroy Etchegaray
PATTY #10	287	300	NMC 720768	Frederick Etchegaray
PATTY #11	287	301	NMC 720769	Frederick Etchegaray
PATTY #12	287	302	NMC 720770	Frederick Etchegaray
PATTY #13	287	303	NMC 720771	Frederick Etchegaray
PATTY #14	287	304	NMC 720772	Frederick Etchegaray
PATTY #15	287	305	NMC 720773	Frederick Etchegaray
PATTY #16	287	306	NMC 720774	Frederick Etchegaray
PATTY #17	287	307	NMC 720775	Frederick Etchegaray
PATTY #18	287	308	NMC 720776	Frederick Etchegaray
PATTY #19	287	309	NMC 720777	Robert Smith
PATTY #20	287	310	NMC 720778	Robert Smith
PATTY #21	287	311	NMC 720779	Robert Smith
PATTY #22	287	312	NMC 720780	Robert Smith
PATTY #23	287	313	NMC 720781	Robert Smith
PATTY #24	287	314	NMC 720782	Robert Smith
PATTY #25	287	315	NMC 720783	Robert Smith
PATTY #26	287	316	NMC 720784	Robert Smith
PATTY #27	287	317	NMC 720785	Robert Smith
PATTY #28	287	318	NMC 720786	Roberta Damele
PATTY #29	287	319	NMC 720787	Roberta Damele
PATTY #30	287	320	NMC 720788	Roberta Damele
PATTY #31	287	321	NMC 720789	Roberta Damele
PATTY #32	287	322	NMC 720790	Roberta Damele
PATTY #33	287	323	NMC 720791	Roberta Damele
PATTY #34	287	324	NMC 720792	Roberta Damele
PATTY #35	287	325	NMC 720793	Roberta Damele
PATTY #36	287	326	NMC 720794	Roberta Damele

Claim Name	Book	Page	BLM Serial #	Owner
PATTY #37	287	327	NMC 720795	John Etchegaray
PATTY #38	287	328	NMC 720796	John Etchegaray
PATTY #39	287	329	NMC 720797	John Etchegaray
PATTY #40	287	330	NMC 720798	John Etchegaray
PATTY #41	287	331	NMC 720799	John Etchegaray
PATTY #42	287	332	NMC 720800	John Etchegaray
PATTY #43	287	333	NMC 720801	John Etchegaray
PATTY #44	287	334	NMC 720802	John Etchegaray
PATTY #45	287	335	NMC 720803	John Etchegaray
PATTY #46	287	336	NMC 720804	Leroy Etchegaray
PATTY #47	287	337	NMC 720805	Leroy Etchegaray
PATTY #48	287	338	NMC 720806	Leroy Etchegaray
PATTY #49	287	339	NMC 720807	Leroy Etchegaray
PATTY #50	287	340	NMC 720808	Leroy Etchegaray
PATTY #51	287	341	NMC 720809	Leroy Etchegaray
PATTY #52	287	342	NMC 720810	Leroy Etchegaray
PATTY #53	287	343	NMC 720811	Leroy Etchegaray
PATTY #54	287	344	NMC 720812	Ellen & Antone Damele
PATTY #55	287	345	NMC 720813	Ellen & Antone Damele
PATTY #56	287	346	NMC 720814	Leo Damele

The above claims are situated in Eureka County, Nevada, Sections 2, 3, 4 and 10, Township 24 N, Range 49 E, and Sections 33 and 34, Township 25 N, Range 49 E, MDM.

SCHEDULE "B" TO THE ASSIGNMENT AGREEMENT MADE BETWEEN
WHITE KNIGHT RESOURCES LTD, AND WHITE KNIGHT GOLD (U.S.) INC.

The Additional Claims are certain mineral claims located in Eureka County, in the State of Nevada, more particularly described as follows:

Claim Name	Book	Page	NMC#	Owner
P 25	267	148	696730	CUN Minerals Inc.
P 26	267	149	696731	CUN Minerals Inc.
P 27	267	150	696732	CUN Minerals Inc.
P 29	267	151	696733	CUN Minerals Inc.
P 30	267	152	696734	CUN Minerals Inc.
P 31	267	153	696735	CUN Minerals Inc.
P 32	267	154	696736	CUN Minerals Inc.
P 33	267	155	696737	CUN Minerals Inc.
P 77	267	156	696738	CUN Minerals Inc.
P 78	267	157	696739	CUN Minerals Inc.
P 79	267	158	696740	CUN Minerals Inc.
P 80	267	159	696741	CUN Minerals Inc.
P 81	267	160	696742	CUN Minerals Inc.
P 82	267	161	696743	CUN Minerals Inc.
P 83	267	162	696744	CUN Minerals Inc.
P 84	267	163	696745	CUN Minerals Inc.
P 85	267	164	696746	CUN Minerals Inc.
P 86	267	165	696747	CUN Minerals Inc.
P 87	267	166	696748	CUN Minerals Inc.
P 88	267	167	696749	CUN Minerals Inc.
P 89	267	168	696750	CUN Minerals Inc.
P 90	267	169	696751	CUN Minerals Inc.
P 91	267	170	696752	CUN Minerals Inc.
P 92	267	171	696753	CUN Minerals Inc.
P 93	267	172	696754	CUN Minerals Inc.
P 94	267	173	696755	CUN Minerals Inc.
P 95	267	174	696756	CUN Minerals Inc.
P 96	267	175	696757	CUN Minerals Inc.
P 97	267	176	696758	CUN Minerals Inc.

P 98	267	177	696759	CUN Minerals Inc.
P 99	267	178	696760	CUN Minerals Inc.
P 100	267	179	696761	CUN Minerals Inc.
P 101	267	180	696762	CUN Minerals Inc.
P 102	267	181	696763	CUN Minerals Inc.
P 103	267	182	696764	CUN Minerals Inc.
P 104	267	183	696765	CUN Minerals Inc.
P 105	267	184	696766	CUN Minerals Inc.
P 106	267	185	696767	CUN Minerals Inc.
P 107	267	186	696768	CUN Minerals Inc.
P 108	267	187	696769	CUN Minerals Inc.
P 109	267	188	696770	CUN Minerals Inc.
P 110	267	189	696771	CUN Minerals Inc.
P 111	267	190	696772	CUN Minerals Inc.
P 112	267	191	696773	CUN Minerals Inc.
P 113	267	192	696774	CUN Minerals Inc.
P 114	267	193	696775	CUN Minerals Inc.
P 115	267	194	696776	CUN Minerals Inc.
P 116	267	195	696777	CUN Minerals Inc.
P 117	267	196	696778	CUN Minerals Inc.
P 118	267	197	696779	CUN Minerals Inc.
P 119	267	198	696780	CUN Minerals Inc.
P 120	267	199	696781	CUN Minerals Inc.
P 121	267	200	696782	CUN Minerals Inc.
P 122	267	201	696783	CUN Minerals Inc.
P 123	267	202	696784	CUN Minerals Inc.
P 124	267	203	696785	CUN Minerals Inc.
P 125	267	204	696786	CUN Minerals Inc.
P 126	267	205	696787	CUN Minerals Inc.
P 127	267	206	696788	CUN Minerals Inc.
P 128	267	207	696789	CUN Minerals Inc.
P 129	267	208	696790	CUN Minerals Inc.
P 130	267	209	696791	CUN Minerals Inc.

P 131	267	210	696792	CUN Minerals Inc.
P 132	267	211	696793	CUN Minerals Inc.
P 133	267	212	696794	CUN Minerals Inc.
P 134	267	213	696795	CUN Minerals Inc.
P 135	267	214	696796	CUN Minerals Inc.
P 136	267	215	696797	CUN Minerals Inc.
P 137	267	216	696798	CUN Minerals Inc.
P 138	267	217	696799	CUN Minerals Inc.
P 139	267	218	696800	CUN Minerals Inc.
P 140	267	219	696801	CUN Minerals Inc.
P 141	267	220	696802	CUN Minerals Inc.
P 142	267	221	696803	CUN Minerals Inc.
P 143	267	222	696804	CUN Minerals Inc.
P 144	267	223	696805	CUN Minerals Inc.
P 145	267	224	696806	CUN Minerals Inc.
P 146	267	225	696807	CUN Minerals Inc.
P 147	267	226	696808	CUN Minerals Inc.
P 148	267	227	696809	CUN Minerals Inc.
P 149	267	228	696810	CUN Minerals Inc.
P 150	267	229	696811	CUN Minerals Inc.
P 151	267	230	696812	CUN Minerals Inc.
P 152	267	231	696813	CUN Minerals Inc.

together with all or portions of the "Win" and "CC" claims which lie northwest of a line drawn from the southwest corner of Section 33 in T24N R49E to the northeast corner of Section 5 T24N R50E. The "Win" and "CC" claims which are projected to lie northwest of this line are CC 17 through 54, Win 18 through 53, Win 89 through 122, Win 159 through 191 and Win 211 through 215.